Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***],
HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(b)(10) BECAUSE IT IS NOT
MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF
PUBLICLY DISCLOSED.

AMENDMENT NO. 4 TO

TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO 4 TO TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 10, 2020 by and among SUMMER INFANT, INC. and SUMMER INFANT (USA), INC., as “Borrowers” (“Borrowers”), the guarantors from time to time party to the Loan Agreement referenced below (“Guarantors”, and together with Borrowers, “Obligors”), certain financial institutions from time to time party to the Loan Agreement referenced below (“Lenders”), and PATHLIGHT CAPITAL LLC, in its capacity as “Agent” for the Lenders under the Loan Agreement referenced below (“Agent”).

R E C I T A L S:

WHEREAS, the Obligors, the Agent, and the Lenders have previously entered into that certain Term Loan and Security Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers;

WHEREAS, Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement and provide certain other accommodations to Borrowers;

WHEREAS, notwithstanding that the Agent and Lenders are under no obligation to amend the Loan Agreement, the Agent and Lenders are willing to make certain additional financial accommodations as requested by the Borrowers, such that the Borrowers, the Agent and Lenders have agreed to amend the Loan Agreement and the other Loan Documents on the terms and subject to satisfaction of the conditions set forth in this Agreement; and

WHEREAS, each Obligor is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements and covenants herein contained and for the purposes of setting forth the terms and conditions of this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

AGREEMENT

1.             Capitalized Terms. Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent such terms are amended hereby.

2.             Acknowledgements and Stipulations. In order to induce the Agent and Lenders to enter into this Amendment, each Obligor acknowledges, stipulates and agrees that:

a)             Recitals True and Correct. Each of the Recitals contained at the beginning of this Amendment is true and correct;

b)            Obligations Outstanding. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, each Obligor is liable to Agent and Lenders for all of the Obligations, including, without limitation, (a) for all principal and accrued interest owed under the Loan Documents, whether now due or hereafter accruing; and (b) for all fees, and all Extraordinary Expenses (including reasonable attorneys’ fees and expenses) heretofore or hereafter incurred by Agent and/or any Lender in connection with the protection, preservation, and enforcement by Agent and Lenders of its/their rights and remedies under the Loan Documents and/or this Amendment, including, without limitation, the negotiation and preparation of this Amendment, and any of the other documents, instruments or agreements executed in connection therewith. As of the close of business on March 9, 2020, the aggregate principal balance of the Term Loan is $16,406,250, exclusive of accrued and accruing interest, costs and attorneys’ fees and other expenses chargeable to Obligors under the Loan Documents;

c)             No Defense or Counterclaim. All of the Loans and other Obligations are not subject to any defense, deduction, offset or counterclaim by Obligors to Lenders (and, to the extent any Obligor had any such defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by each such Obligor in accordance with Section 10 below);

d)            Loan Documents Binding and Enforceable. The Loan Documents executed by Obligors are legal, valid and binding obligations enforceable against each Obligor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

e)             Liens Valid. The Liens granted by Obligors to the Agent, for the benefit of itself and the Lenders, in the Collateral are valid and duly perfected, first-priority liens, subject only to any Permitted Encumbrances;

f)            Security Interest Ratification. Each Obligor hereby ratifies, confirms and reaffirms that all security interests and Liens granted pursuant to the Loan Documents secure and shall continue to secure the payment and performance of all of the Obligations and liabilities pursuant to the Loan Documents, whether now existing or hereafter arising; and

g)            Legal Counsel. Prior to executing this Amendment, Obligors consulted with and had the benefit of advice of legal counsel of its/their own selection and has relied upon the advice of such counsel, and in no part upon the representations of the Agent, any Lender, or any counsel to the Agent or any Lender, concerning the legal effects of this Amendment or any provision hereof.

3.            Amendments to the Loan Agreement.

(a)           Section 1.1 of the Loan Agreement is hereby amended as follows:

1)            The following new definitions shall be added to Section 1.1 of the Loan Agreement:

“Equipment Reserve” means, effective (A) upon the earlier to occur of the (i) due date for the delivery of the Borrowing Base Certificate for March 2020 (as determined by Section 8.1 hereof), and (ii) date of delivery of the Borrowing Base Certificate due for March 2020, an amount equal to $200,000; and (B) upon the earlier to occur of the (i) due date for the delivery of the Borrowing Base Certificate for June 2020 (as determined by Section 8.1 hereof), and (ii) date of delivery of the Borrowing Base Certificate due for June 2020, an amount equal to $400,000.

“Fourth Amendment” means: that certain Amendment No. 4 to Term Loan and Security Agreement dated as of March 10, 2020 by and among Borrowers, Guarantors, and Agent.”

“Fourth Amendment Effective Date” means: March 10, 2020.”

2)            The definition of “EBITDA” is hereby amended by amending and restating clause (b)(xv) as follows:

“(xv) earn-out and severance payments; provided that the sum of the aggregate amounts added back pursuant to clauses (b)(xii), (b)(xiii), (b)(xiv) and (b)(x) shall not exceed (A) $1,480,000 in the aggregate for any period of twelve consecutive months ending on or prior to April 30, 2020 (of which not more than $480,000 shall be attributable to severance payments and related expenses anticipated to be incurred between February 1, 2019 and April 30, 2019), and (B) $1,000,000 in the aggregate for any period of twelve consecutive months ending on or after May 31, 2020; provided, further that the limitations on fees and expenses in this clause (xv) and in clause (xii) shall not apply to any fees and expenses of Winter Harbor and any investment bank retained by the Borrowers;”

3)            The definition of “Financial Covenant Trigger Amount” is hereby amended and restated as follows:

“Financial Covenant Trigger Amount: (a) at any time through and including May 31, 2020, $3,000,000; (b) at any time from and after June 1, 2020 through and including June 30, 2020, $3,500,000; (c) at any time from and after July 1, 2020 through and including August 31, 2020, $3,750,000; (d) at any time from and after September 1, 2020 through and including September 30, 2020, $4,000,000; (e) at any time from and after October 1, 2020 through and including October 31, 2020, $4,250,000; (f) at any time from and after November 1, 2020 through and including November 30, 2020, $4,500,000; and (g) at any time from and after December 1, 2020, $5,000,000.”

4)           The definition of “IP Advance Rate” is hereby amended and restated by deleting the text thereof in its entirety and substituting in its place the following:

““IP Advance Rate: means fifty-five percent (55%); provided, that effective as of the earlier of (i) the due date for the delivery of the Borrowing Base Certificate for September 2020 (as determined by Section 8.1 hereof), and (ii) the date of delivery of the Borrowing Base Certificate due for September 2020, and continuing monthly thereafter, the IP Advance Rate shall be reduced by one percent (1.0%) per month from the rate then in effective for the immediately preceding month.”

5)            The definition of “Term Loan Borrowing Base” is hereby amended and restated as follows:

““Term Loan Borrowing Base: on any date of determination, an amount equal to the sum of (a) the Accounts Formula Amount, plus (b) the Inventory Formula Amount, plus (c) the IP Formula Amount, plus (d) the Equipment Formula Amount; provided, that in no event shall the Equipment Formula Amount exceed $1,000,000 at any one time, minus (e) the IP Reserve, minus (f) the Equipment Reserve. If any amount in this definition is stated in a currency other than Dollars on any date, then such amount on such date shall be equal to the Dollar Equivalent of such amount in such other currency.”

(b)          Section 2.1.6 (Repayment of Term Loans) of the Loan Agreement is hereby amended by deleting the text of clause (a) thereof in its entirety and substituting in its place the following:

““(a) Commencing on December 1, 2018, and continuing on the first Business Day of each December, March, June and September during the term hereof, Borrowers shall make quarterly principal reduction payments in respect of the Term Loans to the Agent for the ratable account of the Lenders, in the amount of $218,750.00; provided, that anything herein to the contrary notwithstanding, no such principal reduction payments shall be required to be made for the quarters commencing March, June, September and December 2020; provided, further, that in the event prior to the Fourth Amendment Effective Date Borrowers shall have made payment of the March 2020 principal reduction payment, then Agent shall refund and return said payment to Borrowers not later than ten (10) days after the Fourth Amendment Effective Date (or if the 10th day is not a Business Day, then the next succeeding Business Day), and the Borrowers’ loan account shall be adjusted to reflect the principal balance of Term Loans outstanding on the Fourth Amendment Effective Date as if such principal reduction payment had not been made/received.”

(c)           Section 3.1.1 (Rates and Payment of Interest) of the Loan Agreement is hereby amended by adding the following new clause (d) thereto:

““(d) Commencing as of the Fourth Amendment Effective Date, in addition to any other interest payable under this Agreement, there shall accrue additional interest, to be paid in kind (“PIK”) at the per annum rate of four percent (4.0%) (hereinafter, the “PIK Rate” and “PIK Interest”, respectively); provided, that Borrowers shall make payment, in cash, of all accrued PIK Interest upon the earlier to occur of (i) sale or merger of the Borrowers and/or a sale of a material portion of the Borrowers’ assets, (ii) the indefeasible repayment in full of the Term Loans and the termination of the Commitments, (iii) the occurrence of a Default or Event of Default, or (iv) Borrowers’ achieving Adjusted EBITDA of $12.0 million (calculated on a trailing twelve month basis) (the earlier of (i), (ii), (iii) or (iv) being the “PIK Trigger Event”); provided, further, that (x) upon the occurrence of a PIK Trigger Event resulting from Borrowers achieving Adjusted EBITDA of $12.0 million (calculated on a trailing twelve month basis) as set forth in clause (iv) above, and (y) Borrowers’ payment of all outstanding PIK Interest accrued through the date of such PIK Trigger Event, PIK Interest shall continue to accrue at the PIK Rate and be paid, in cash, on each subsequent anniversary of such PIK Trigger Event.”

(d)           Section 10.1.17 (Sale or Merger) of the Loan Agreement is hereby amended by [***].

(e)           Section 10.3 of the Loan Agreement is hereby amended by adding the following new Sections 10.3.2 and 10.3.3 thereto:

“10.3.2 Minimum Net Sales. Obligors and their Subsidiaries shall achieve “Net Sales” (as computed in accordance with the February 2020 Budget (as defined in the Fourth Amendment)) for each period of three consecutive fiscal months set forth below of not less than the Minimum Net Sales amounts set forth below opposite such period:

Three Fiscal Month Period	Minimum Net Sales
January – March 2020	$	[***]
February – April 2020	$	[***]
March – May 2020	$	[***]
April – June 2020	$	[***]
May – July 2020	$	[***]
June – August 2020	$	[***]
July – September 2020	$	[***]
August – October 2020	$	[***]
September – November 2020	$	[***]
October – December 2020	$	[***]

10.3.3 EBITDA. Obligors and their Subsidiaries shall achieve EBITDA for each period of twelve consecutive fiscal months ending on the last day of each fiscal month set forth below of not less than the Minimum EBITDA amounts set forth below opposite such date:

Trailing Twelve Month Period Ending	Minimum EBITDA
March 28, 2020	$	[***]
April 30, 2020	$	[***]
May 29, 2020	$	[***]
June 30, 2020	$	[***]
July 31, 2020	$	[***]
August 31, 2020	$	[***]
September 30, 2020	$	[***]
October 30, 2020	$	[***]
November 30, 2020	$	[***]
December 31, 2020	$	[***]

4.            Business Plan; Additional Reporting Requirements. Borrowers have delivered to the Agent and Lenders an updated business plan dated February 7, 2020, which updated business plan was initially delivered on February 7, 2020 and was updated as of February 12, 2020 to provide monthly performance details (the “February 2020 Budget”). From and after the Fourth Amendment Effective Date, not later than 3:00 p.m. (Eastern time) on the 15th Business Day after the conclusion of each month, commencing on March 2020. Borrower Agent shall furnish to the Agent a report (the “Budget Performance Report”) that sets forth the actual results for the following line items set forth in the February 2020 Budget: (i) “Net Sales”; and (ii) “Adjusted EBITDA”, with each such Budget Performance Report being prepared as of the end of each such monthly reporting period.

5.             Investment Banker Engagement. In the event following the Fourth Amendment Effective Date Borrowers determine to engage an investment banker (“I-Banker”) to conduct a marketing process for a sale and/or merger of the business and/or its assets, the terms of any such engagement, including, without limitation, any fees and/or expenses to be paid thereunder, shall be subject to the prior review and approval of the Agent, in its exclusive discretion. Upon any such engagement, Borrowers further hereby: (A) authorize Agent to communicate directly with the I-Banker regarding all matters relating to the services to be rendered by I-Banker to the Borrowers, including, without limitation, to discuss all financial reports, business information, findings and recommendations of the I-Banker, prospects for a sale transaction, contacts made or to be made, terms and term sheets, and such other matters as Agent shall request from time-to-time; (B) agree to authorize and direct the I-Banker to communicate directly with Agent regarding all matters relating to the services to be rendered by the I-Banker to the Borrowers in connection with the ongoing solicitation for a sale transaction, and to provide Agent with copies (with a copy to Borrowers) of all reports, term sheets and other information prepared or reviewed by the I-Banker; and (C) agree to provide Agent with a bi-weekly report concerning the status of the ongoing efforts to complete a sale transaction. From and after the Fourth Amendment Effective Date, Borrowers shall provide copies of all sale transaction-related term sheets and/or letters of intent (whether preliminary, interim or final in form and content) to Agent not later than one (1) Business Day following Borrowers’ or I-Banker’s receipt of same.

6.             Amendment Fee. For the accommodations reflected in this Amendment, Borrowers shall pay to Agent, for the benefit of itself and the Lenders, a one-time amendment fee in an amount equal to $500,000 (the “Amendment Fee”). Borrowers agree that such Amendment Fee shall be fully earned on the date hereof and payable by Borrowers upon the earlier to occur of (i) a sale or merger of the Borrowers and/or a sale of a material portion of the Borrowers’ assets, (ii) the indefeasible repayment in full of the Term Loans and the termination of the Commitments, (iii) the occurrence of a Default or Event of Default. The Amendment Fee is in addition to any other fee set forth in the Loan Documents and shall not be refundable for any reason whatsoever.

7.             Consent to Revolver Loan Agreement Amendment. Agent and Lenders hereby consent to the execution and delivery of that certain Amendment No. 4 to Second Amended and Restated Loan and Security Agreement dated as of March 10, 2020 by and among the Obligors and lenders party thereto, and the Revolver Agent (the “Revolver Loan Agreement Amendment”), and the amendments to the Revolver Loan Agreement set forth therein, which Revolver Loan Agreement Amendment shall be in the form annexed hereto as Exhibit B and incorporated herein. The consent of the Agent and Lenders to the Revolver Loan Agreement Amendment shall also constitute requisite consent under Section 5.2(b) of the Intercreditor Agreement, to the amendments to the Revolver Loan Agreement described in the Revolver Loan Agreement Amendment.

8.             No Default; Representations and Warranties, Etc. Obligors hereby represent, warrant and confirm that: (a) after giving effect to this Amendment, all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by Obligors of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith (i) have been duly authorized by all necessary action on the part of Obligors (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Obligor or any term or provision of any material indenture, agreement or other instrument binding on any Obligor or any of its assets, and (iii) do not require the consent of any Person which has not been obtained.

9.             Ratification and Confirmation. Obligors hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect. Without limiting the generality of the foregoing, Obligors hereby acknowledge and confirm that all of the “Obligations” under and as defined in the Loan Agreement are valid and enforceable and are secured by and entitled to the benefits of the Loan Agreement and the other Loan Documents, and Obligors hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of Agent, for the benefit of itself and Lenders, pursuant to the Loan Agreement and the other Loan Documents, as security for the Obligations.

10.          Waiver; Release. To induce Agent and Lenders to enter into this Amendment, including providing the waivers provided for herein, and for other good and valuable consideration, each Obligor hereby forever waives, relieves, releases, and forever discharges Agent and each Lender, together with its respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims, or by reason of any matter, cause or anything whatsoever existing or arising from the beginning of time through and including the date of execution of this Amendment relating to or arising out of the Loan Agreement and any of the Loan Documents or otherwise, including, without limitation, any actual or alleged act or omission of or on behalf of Agent and/or any Lender with respect to the Loan Documents and any security interest, Liens or Collateral in connection therewith, or the enforcement of any of Agent and/or Lenders’ rights or remedies thereunder (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Agreement and the other Loan Documents, this Amendment, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing, and/or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

a)             By entering into this release, each Obligor recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of each Obligor hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if any Obligor should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, no Obligor shall be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Each Obligor acknowledges that it is not relying upon and has not relied upon any representation or statement made by Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

b)            This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Each Obligor acknowledges that the release(s) contained herein constitute(s) a material inducement to Agent and Lenders to enter into this Amendment, and that Agent and Lenders would not have done so but for Agent’s and Lenders’ expectation that such release(s) is valid and enforceable in all events.

c)             Each Obligor hereby represents and warrants to Agent and Lenders, and Agent and Lenders are relying thereon, as follows:

i.          Except as expressly stated in this Amendment, neither Agent nor any Lender nor any other agent, employee or representative of Agent and/or any Lender, has made any statement or representation to any Obligor regarding any fact relied upon by such Borrower in entering into this Amendment;

ii.         Each Obligor has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary;

iii.        The terms of this Amendment are contractual and not a mere recital; and

iv.       This Amendment has been carefully read by each Obligor, the contents hereof are known and understood by each such Obligor, and this Amendment is signed freely, and without duress, by any Obligor.

d)            Each Obligor further represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Each Obligor shall indemnify Agent and each Lender, and defend and hold it/them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

11.          Expenses of Agent and Lenders. Borrowers agree to pay, on demand, all reasonable costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all agreements, amendments, modifications, and supplements to the Loan Agreement, including, without limitation, the reasonable fees of Agent’s and Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby. Each Borrower acknowledges that Agent and Lenders may charge any and all such reasonable fees, costs and expenses to Borrowers’ Loan Account in accordance with the Loan Agreement, and Agent and Lenders agree to promptly provide all invoices to Borrowers related to such fees, costs and expenses after charging the Loan Account therefor.

12.           Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied or waived in writing by Agent (such date being defined as the “Effective Date”):

(a)           Agent shall have received counterparts to this Amendment, duly executed by Agent, Lenders constituting “Required Lenders”, and Obligors; and

(b)           Agent shall have received a true and complete copy of the fully executed Revolver Loan Agreement Amendment.

13.          Reservation of Rights. This Amendment shall be limited precisely as written and, except as expressly set forth herein, neither the fact of Agent and Lenders’ agreement to enter into this Amendment nor any other term or provisions herein shall, or shall be deemed or construed to, (i) be a consent to any forbearance, waiver, amendment or modification of any term, provision or condition of the Loan Documents, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which Agent and Lenders may now or hereafter have pursuant to the Loan Documents or any other document, agreement, security agreement or instrument executed in connection with or related to the Loan Documents, or at law or in equity or by statute including, without limitation, with regard to any existing or hereafter arising Event of Default, (iii) impose upon Agent or any Lender any obligation, express or implied, to consent to any amendment or further modification of the Loan Documents, or (iv) be a consent to any waiver of any existing Event of Default. Agent and Lenders hereby expressly reserve all rights, powers and remedies specifically given to it under the Loan Documents or now or hereafter existing at law, in equity or by statute.

14.           Miscellaneous.

a)             Further Assurances. The Obligors shall take such further actions, and execute and deliver to the Agent and Lenders such additional assignments, agreements, supplements, powers and instruments, as Agent and/or Lenders may deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Collateral and the rights and interests granted to the Agent and Lenders under the Loan Agreement and the other Loan Documents, or to permit the Agent and Lenders to exercise and enforce their rights, powers and remedies with respect to any Collateral. Without limiting the generality of the foregoing, but subject to applicable law, the Obligors shall make, execute endorse, acknowledge, file or refile and/or deliver to Agent from time to time upon request such lists, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports, and other assurances or instruments.

b)            Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and each other Loan Document shall remain in full force and effect. This Amendment, the Loan Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

c)            Non-Waiver. Except as specifically provided herein, none of this Amendment or Agent’s and/or any Lender’s continued making of Term Loans or other extensions of credit at any time extended to Obligors in accordance with this Amendment, the Loan Agreement, and the other Loan Documents shall be deemed a waiver of or consent to any Default or Event of Default. Borrowers agree that any such Default and/or Event of Default, if any, shall not be deemed to have been waived, released or cured by virtue of Term Loans or other extensions of credit at any time extended to Borrowers, or by Agent’s and/or any Lender’s agreements provided for herein. Nothing in this Amendment shall restrict Agent’s or any Lender’s ability to take or refrain from taking or exercise any right that may exist under the Loan Documents.

d)            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterparty of a signature page of this Agreement by telecopy or other electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment.

e)             No Third Parties Benefited. This Amendment is made and entered into for the sole benefit of the Obligors, Agent and the Lenders, and their permitted successors and assigns, and except as otherwise expressly provided in this Amendment, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

f)             Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF (BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

g)            Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

h)            Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES TO THIS AMENDMENT IN RESPECT OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATED TRANSACTIONS, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS OF BORROWERS, THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AMENDMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH OBLIGOR PARTY OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

i)              Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

[Remainder of page intentionally left blank]

[Signatures begin on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

GUARANTORS:

SUMMER INFANT CANADA, LIMITED

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

SUMMER INFANT EUROPE LIMITED

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Term Loan and Security Agreement]

AGENT:

PATHLIGHT CAPITAL LLC,
as Agent

By	/s/ Kyle Shonak
	Name:	Kyle Shonak
	Title:	Managing Director

LENDER:

PATHLIGHT CAPITAL LLC,
as a Lender

By	/s/ Kyle Shonak
	Name:	Kyle Shonak
	Title:	Managing Director

[Signature Page to Amendment No. 4 to Term Loan and Security Agreement]